Debt and Other Financing Arrangements - Annual Minimum Payments Associated with Other Financing Arrangements (Detail) (Predecessor [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Predecessor [Member]
Other Financing Arrangements [Line Items]
2013	$ 6.0
2014	6.4
2015	6.6
2016	6.7
2017	6.9
Thereafter	42.3
Total financing arrangements	$ 74.9